CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Anthony Lewis, the Chief Financial Officer of IREN Limited (the “Company”), hereby certify, that, to my knowledge: 1. The Quarterly Report on Form 10-Q for the period ended December 31, 2025 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. Date: February 5, 2026 _/s/ Anthony Lewis__________________ Name: Anthony Lewis Title: Chief Financial Officer